Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Supplement to:

Overture Life SPVUL

Prospectus Dated May 1, 2007

Supplement Dated May 1, 2019

1.       Subaccount underlying portfolios available as variable investment options for your Policy are:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
The Alger Portfolios	Fred Alger Management, Inc.
Alger Balanced Portfolio, Class I-2	Current income and long-term capital appreciation.
Calvert Variable Products, Inc. *	Calvert Research and Management
Calvert VP EAFE International Index Portfolio, Class I	Index: MSCI EAFE Index.
Calvert VP Russell 2000 Small Cap Index Portfolio, Class I – Ameritas Investment Partners, Inc. (“AIP”)**	Index: Russell 2000 Index.
Calvert VP S&P 500 Index Portfolio*** – AIP**	Index: S&P 500 Index.
Calvert VP S&P MidCap 400 Index Portfolio***, Class I – AIP**	Index: S&P MidCap 400 Index.
Calvert Variable Series, Inc. *	Calvert Research and Management
Calvert VP SRI Balanced Portfolio, Class I	Total return.
Fidelity® Variable Insurance Products ****	Fidelity Management & Research Company
Fidelity® VIP Asset Manager Portfolio, Initial Class (1,2,4)	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
Fidelity® VIP Asset Manager: Growth Portfolio, Initial Class (1,2,4)	Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
Fidelity® VIP Contrafund® Portfolio, Initial Class (2,4)	Seeks long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio, Initial Class (2,4)	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.***
Fidelity® VIP Government Money Market Portfolio, Initial Class (1,4)	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity® VIP Growth Portfolio, Initial Class (2,4)	Seeks to achieve capital appreciation.
Fidelity® VIP High Income Portfolio, Initial Class (2,4)	Seeks a high level of current income, while also considering growth of capital.
Fidelity® VIP Investment Grade Bond Portfolio, Initial Class (1,4)	Seeks as high a level of current income as is consistent with the preservation of capital.
Fidelity® VIP Overseas Portfolio, Initial Class (2,3,4)	Seeks long-term growth of capital.
Subadvisers: (1) Fidelity Investments Money Management, Inc.; (2) FMR Co., Inc.; (3) FMR Investment Management (UK) Limited; and (4) other investment advisers serve as sub-advisers for the fund.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.
Invesco V.I. Global Core Equity Fund, Series I – Invesco Asset Management Limited	Long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
MFS® Variable Insurance Trust	Massachusetts Financial Services Company
MFS® New Discovery Series, Initial Class	Seeks capital appreciation.
MFS® Utilities Series, Initial Class	Seeks total return.

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FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
MFS® Variable Insurance Trust II	Massachusetts Financial Services Company
MFS® Strategic Income Portfolio, Initial Class	Seeks total return with an emphasis on high current income, but also considering capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.
Morgan Stanley VIF Emerging Markets Equity Portfolio, Class I – Morgan Stanley Investment Management Company	Long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Morgan Stanley VIF Global Strategist Portfolio, Class I – Morgan Stanley Investment Management Limited	Total return.
Morgan Stanley VIF U.S. Real Estate Portfolio, Class I	Above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

*	Prior to December 31, 2016, these funds, the funds' previous investment adviser, and the funds' previous underwriter were part of Ameritas Mutual Holding Company ("Ameritas"), the ultimate parent of Ameritas Life. The funds are no longer affiliated with Ameritas, and the current investment adviser and current underwriter are not affiliated with Ameritas.
**	Ameritas Investment Partners, Inc. is an indirect subsidiary of Ameritas.
***	"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's® and Standard & Poor's® makes no representation regarding the advisability of investing in the Product. The Statement of Additional Information sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's® as set forth in the Licensing Agreement between us and Standard & Poor's®.
****	FIDELITY and Contrafund are registered service marks of FMR LLC. Used with permission.

2.       The following language is added to your prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Ameritas Life Insurance Corp. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

  Calling our Customer Service Center at 800-745-1112, option 2, or

  Visiting ameritas.com and following these instructions:
•	Click on Account Access in the top right corner.
•	Select Life/Annuities/Disability and click Client Login.
•	If you are already registered for Account Access:

o Click on your variable policy number

o Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.

•	If you are not already registered:

o Select Register Now and follow the simple registration prompts. You’ll need your policy number, Social Security Number or tax identification number, and date of birth.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our Customer Service Center at 800-745-1112, option 2. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

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3.       Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2018.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

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